UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
October 14, 2005 (October 13, 2005)
PEROT SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On October 13, 2005, Perot Systems Corporation, a Delaware corporation (the “Company”), granted options (“Options”) to purchase shares of the Company’s Class A Common Stock, par value $.01 per share (“Common Stock”), and awarded restricted stock units (“Restricted Stock Units”) representing the right to receive shares of Common Stock upon vesting and the satisfaction of individual performance criteria to certain of its employees. The Company made grants of Options and awards of Restricted Stock Units to the Company’s Chief Executive Officer and four other most highly compensated executive officers (as set forth in the Company’s Proxy Statement dated March 31, 2005) in the following amounts:

Name and Principal Position	Number of	Restricted Stock
	Stock Options	Units
Peter A. Altabef, President and Chief Executive Officer	100,000	50,000
Darcy Anderson, Vice President	25,000	12,500
James Champy, Vice President	20,000	10,000
Russell Freeman, Vice President and Chief Financial Officer	45,000	22,500
John King, Vice President	20,000	10,000
The Options were issued pursuant to the Perot Systems Corporation 2001 Long-Term Incentive Plan (the “Plan”) and have an exercise price equal to $13.63 per share, which was the last reported sale price of the Common Stock on October 13, 2005. The specific terms of each grant are governed by a Stock Option Agreement dated October 13, 2005, between the Company and the holder of the Option, the form of which was filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The Options will vest over five years in equal annual installments beginning on the first anniversary of the date of grant and expire on the seventh anniversary of the date of the grant. Vesting of these options is not contingent on any performance criteria.
The Restricted Stock Units were also awarded pursuant to the Plan. The specific terms of each award are governed by a Unit Certificate – Restricted Stock Unit Agreement dated October 13, 2005, between the Company and each holder of Restricted Stock Units, the form of which was filed as Exhibit 10.12 to Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 12, 2004. The restricted stock units vest ratably over five years in equal annual installments beginning on the first anniversary of the date of grant. The vesting of each installment is dependent upon the executive officer’s receipt of a satisfactory individual performance rating for his prior year’s performance. In addition, unvested Restricted Stock Units are subject to forfeiture upon termination of the holder’s employment. The holder of a Restricted Stock Unit has the right to receive dividends and distributions on the shares of the underlying Common Stock, which dividends and distributions, if any, are payable in additional shares of Common Stock. The shares of Common Stock received in connection with any such dividends and distributions vest, if at all, on the same date as Restricted Stock Units to which the distributed shares relate vest.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 14, 2005	PEROT SYSTEMS CORPORATION

By: /s/ Rex C. Mills

Rex C. Mills Assistant Secretary